Annual Fund Operating Expenses - Defiance Fusion ETF - Defiance Fusion ETF Class	Nov. 12, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.69%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%	[1]
Acquired Fund Fees and Expenses	0.00%	[1],[2]
Expenses (as a percentage of Assets)	0.69%

[1]	Estimated for the current fiscal year.
[2]	Acquired Fund Fees and Expenses (“AFFE”) are fees the Fund would indirectly bear from an investment through a special purpose vehicle (SPV), consisting of a one-time upfront access fee that ranges from approximately 5% to 8% of the amount invested. AFFE is not a direct cost paid by shareholders and is not reflected in the Fund’s financial statements. As of the date of this Prospectus, the Adviser is not aware of any SPV opportunities, therefore AFFE is estimated at 0.00%.